THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln VULONE, Lincoln VULONE 2005, Lincoln VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014, Lincoln VULONE 2019, Lincoln VULONE 2021, Lincoln VULCV-IV, Lincoln VULDB-IV, Lincoln AssetEdge® VUL, Lincoln AssetEdge® VUL 2015, Lincoln AssetEdge® VUL 2019, Lincoln AssetEdge® VUL 2019-2, Lincoln AssetEdge® VUL 2020, Lincoln AssetEdge® VUL 2022, Lincoln AssetEdge® VUL 2022-2, Lincoln AssetEdge® VUL 2025, Lincoln AssetEdge® VUL 2025-2, Lincoln LifeGoals®

Lincoln Life Flexible Premium Variable Life Account R
Lincoln SVUL-IV, Lincoln PreservationEdge® SVUL, Lincoln SVULONE 2013, Lincoln SVULONE 2016, Lincoln SVULONE 2019, Lincoln SVULONE 2021, Lincoln AssetEdge® SVUL, Lincoln AssetEdge® SVUL - No Indexed Accounts

Lincoln Life Flexible Premium Variable Life Account S
Lincoln Corporate Variable 5, Lincoln Corporate Commitment® VUL, Lincoln Corporate ExecSM VUL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln AssetEdge® VUL 2015

LLANY Separate Account S for Flexible Premium Variable Life Insurance
Lincoln Corporate Variable 5, Lincoln Corporate Commitment® VUL

Supplement dated May 1, 2026 to the Prospectus dated May 1, 2026

This Supplement to your prospectus outlines changes to certain investment options under your variable life insurance policy.  All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Effective May 1, 2026, the following American Funds Insurance Series fund names will be updated as follows:
FORMER FUND NAME	NEW FUND NAME
American Funds® IS Global Small Capitalization Fund	American Funds® IS SMALLCAP World Fund
American Funds® IS International Fund	American Funds® IS EUPAC Fund

You can obtain information by contacting your registered representative, online at www.lfg.com/vulprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.